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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 1, 1999 (OCTOBER 28, 1999)
                                                 -----------------------------------
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                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



          OKLAHOMA                 1-13726                73-1395733
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(State or other jurisdiction    (Commission    (IRS Employer Identification No.)
     of incorporation)          File Number)



6100 NORTH WESTERN AVENUE,  OKLAHOMA CITY,  OKLAHOMA              73118
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    (Address of principal executive offices)                    (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)








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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5. OTHER EVENTS

         On October 28, 1999, Chesapeake Energy Corporation ("Chesapeake") issued a press release reporting record earnings and cash flow for the third quarter of 1999.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.   The following exhibit is filed herewith:

     99.  Press Release issued by the Registrant on October 28, 1999.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         CHESAPEAKE ENERGY CORPORATION



                                         BY: /S/ AUBREY K. MCCLENDON
                                            ------------------------------------
                                                 AUBREY K. MCCLENDON
                                              Chairman of the Board and
                                               Chief Executive Officer







Dated:  November 1, 1999






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                                 EXHIBIT INDEX


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EXHIBIT           DESCRIPTION
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
99                Press Release issued by the Registrant on October 28, 1999.

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